                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ________________


                                   FORM 8-K

                                CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event report):  March 31, 1998


          BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION AND
                             BANK OF AMERICA, FSB
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            (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


                                   UNITED STATES
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                (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                 333-3525-01
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                           (COMMISSION FILE NUMBER)

                                 94-1687665
                                 91-0221850
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                  (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)


                            555 CALIFORNIA STREET
                            SAN FRANCISCO, CA 94104
                                (415) 622-2220
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     (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

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Item 5.   Other Events

       (a)     Monthly Report


The following are filed herewith.  The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

       Exhibit No.       Description

       20 Monthly Statements mailed to CertificateHolders pursuant to the Pooling and Servicing Agreement by and between Bank of America National Trust and Savings Association, contract seller, Bank of America, FSB, acting through its division, BankAmerica Housing Services, contract seller and servicer, and The First National Bank of Chicago, as Trustee, dated as of March 1, 1998 (a copy of which agreement was filed by the registrant with the Commission on April 1, 1998 as an exhibit to a report on Form 8-K).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION

                         BANK OF AMERICA, FSB


                         BY:      /s/     JOHN WHEELER
                             --------------------------------------
                                      John W. Wheeler*
                         Dated:       April 16, 1998
                                      San Diego, California



* Mr. Wheeler is president and Division Chief Executive Officer of Bank of America, FSB.